UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2025

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2025, the Board of Directors (the “Board”) of Exact Sciences Corporation (the “Company”) expanded the size of the Board from nine to ten members and appointed Kim Popovits as a Class I member of the Board with a term ending at the Company’s 2025 annual meeting of shareholders.
Ms. Popovits, age 66, brings over 40 years of experience in the healthcare industry, serving in various leadership roles at Genomic Health, Inc. (“Genomic Health”), Genentech Inc., and American Critical Care. Ms. Popovits served as President and Chief Executive Officer of Genomic Health from 2009, and as Chairman of the Board of Genomic Health from 2012, in each case until the Company’s acquisition of Genomic Health in 2019. Prior to those roles, Ms. Popovits served as President and Chief Operating Officer of Genomic Health from 2002 to 2009. From 1987 to 2002, Ms. Popovits served in various roles at Genentech, Inc., most recently serving as Senior Vice President, Marketing and Sales from 2001 to 2002, and as Vice President, Sales from 1994 to 2001. Ms. Popovits has served on the board of directors of Kiniksa Pharmaceuticals, Ltd. (Nasdaq: KNSA) since 2018, 10x Genomics, Inc. (Nasdaq: TXG) since 2020 and Talis Biomedical Corporation (formerly Nasdaq: TLIS) since 2020, where she also served as interim Chief Executive Officer from August 2021 to November 2021. Ms. Popovits previously served on the board of directors of MyoKardia, Inc. (formerly Nasdaq: MYOK) from 2017 to 2020, ZS Pharma Inc. (formerly Nasdaq: ZSPH) in 2015, and Nuvelo, Inc. (formerly Nasdaq: NUVO) from 2005 to 2009. She holds a B.A. in Business from Michigan State University.
Ms. Popovits will receive compensation for her service as a director in accordance with the Company’s Non-Employee Director Compensation Policy (the “Director Compensation Policy”), a description of which is included in the Company’s Proxy Statement on Form DEF 14A filed on April 25, 2024 and is incorporated herein by reference. Pursuant to the Director Compensation Policy, in connection with her initial appointment to the Board, Ms. Popovits received a stock award valued at $375,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: January 6, 2025	By:	/s/ Aaron Bloomer
Aaron Bloomer
Executive Vice President and Chief Financial Officer
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